Exhibit 99.2

 December 11, 2024  Q4 2024 Financial Results Conference Call

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the risk factors in our Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and other subsequent filings with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.

 Q4 2024 Summary  Strong Quarter to End the Year, Giving Us Momentum as We Enter 2025  $222.6M  Revenue  25.1%  Operating Margin  $0.54  EPS  $0.59  Non-GAAP EPS1  $68.4M  Operating Cash Flow  $640.7M  Cash2 and Short-term investments  (2%) Y/Y  6% Q/Q  (340) bps Y/Y  40 bps Q/Q  (25%) Y/Y  (2%) Q/Q  (2%) Y/Y  16% Q/Q  (36%) Y/Y  (9%) Q/Q  25% Y/Y  6% Q/Q  Revenue improved sequentially with growth in both IC and FPD product lines; high-end IC demand from foundries in the US and Asia were the biggest drivers to growth; long-term demand driven by megatrends such as AI, IoT, and supply chain regionalization.  Operating margin increased Q/Q as improved gross margin was partially offset by higher operating expenses; after adjusting for FX, non-GAAP EPS was $0.59, a 16% increase from Q3 2024.  Strengthened balance sheet by increasing cash and short-term investments balance and reducing debt through solid cash flow generation, providing flexibility to support capital allocation strategy, with announced plans to expand US IC manufacturing capacity.  Capital allocation strategy based upon investing in growth, returning cash to shareholders, and potential business development initiatives, all focused on increasing shareholder value.  1See reconciliation included in this presentation; 2Includes cash equivalents

 2024 Summary  Managed to Drive Strong Cash Flow Generation and Deliver Sustainable Shareholder Value  $866.9M  Revenue  25.6%  Operating Margin  $2.09  EPS  $2.05  Non-GAAP EPS1  $261.4M  Operating Cash Flow  $640.7M  Cash2 and Short-term investments  (3%) Y/Y  (280) bps Y/Y  3% Y/Y  1% Y/Y  (14%) Y/Y  25% Y/Y  Revenue lower due to general semiconductor industry softness following a record fiscal 2023.  Operating margin compression due to impact from operating leverage on gross margin and higher opex; non-GAAP EPS was flat.  Strengthened balance sheet due to cash flow generation, allowing us to increase cash balance while reducing debt.  Multi-pronged capital allocation strategy to invest in growth, return cash to shareholders, and explore business development initiatives.  1See reconciliation included in this presentation; 2Includes cash equivalents

Revenue by Product Line

IC

$M	Q424	Q/Q	Y/Y
High-End*	60.1	21%	4%
Mainstream	103.7	(3%)	(3%)
Total	163.7	5%	(1%)



High-End* 37%
Mainstream 63%

High-end sales improved on higher foundry demand from the US and Asia; memory was stronger Y/Y.

Mainstream down due to mid-quarter softness that has since stabilized.

Long-term growth drivers:

- New designs by customers to gain market share and support technology roadmap for megatrends such as AI.
- Regionalization driving investments for global chip capacity.
- Complex advanced leading-edge nodes require higher number of layers and masks.

FPD

$M	Q424	Q/Q	Y/Y
High-End*	48.4	Flat	(9%)
Mainstream	10.5	57%	8%
Total	58.9	7%	(7%)



High-End* 82%
Mainstream 18%

High-end flat Q/Q as strong G10.5+ sales offset by softer mobile display demand.

Mainstream improved as we allocated capacity during soft high-end demand.

Long-term growth drivers:

- Technology development drives higher-value mask demand.
- Mobile demand is expected to remain strong with rollout of new designs and emerging panel makers winning market share.
- AMOLED moving to larger G8.6 form factor driving need to collaborate on mask development.

*IC: 28nm and smaller; FPD: G10.5+, AMOLED and LTPS
Totals may differ due to rounding

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 Balance Sheet and Cash Flow Metrics  Balance Sheet Provides Resilience, Enables Growth Strategy and Shareholder Value Creation  $M  Q424  Y/Y  Q/Q  Cash, cash equivalents and Short-term investments  640.7  25%  6%  Debt  18.0  (27%)  (10%)  Operating Cash Flow  68.4  (36%)  (9%)  Capital Expenditures  43.2  (18%)  77%  Actively controlling cash, cash equivalents, and short-term investments to maintain liquidity and optimize returns, while also reducing Debt (comprised of US equipment leases).  Continued strong operating cash flow from income generation and working capital management.  Capex targets growth in IC capacity, tool replacement, & facility expansion.  Strong balance sheet allows us to fund growth investments, return cash to shareholders, consider business development initiatives, and remain resilient to effects of industry downturns.

 Q1 2025 Guidance   Revenue ($M)  208 – 216  Operating Margin  23% - 25%  Taxes ($M)  17 – 19  Diluted non-GAAP EPS  $0.43 - $0.49  Diluted Shares (M)  ~62  Full-year Capex (M)  200  Reflects typical Q1 seasonality, including Chinese New Year beginning in late January.  Incorporation of chips in AI, IoT, 5G, and consumer products.  New designs to capture market share.  Advanced display technologies.  Outlook clouded by geopolitical uncertainty and macro-economic headwinds.  Disciplined cost controls and managing cash to maximize returns and deliver long-term shareholder value.

 Corporate Overview

Photronics Overview (Nasdaq: PLAB)

$867M	$222M	$261M	$1.6B	~1,900	~675	1969
Revenue	Operating Income	Operating Cash Flow	Market Cap 12/3/2024	Employees	Customers	Founded

Revenue By Region


5%
33%
17%
18%
27%
Taiwan
China
Korea
US
Europe

Revenue By Product Group


4%
26%
23%
47%
High-End IC
Mainstream IC
High-End FPD
Mainstream FPD

Unmatched Global Footprint

11 STRATEGICALLY LOCATED MANUFACTURING FACILITIES


IC
FPD
IC & FPD

All data are last twelve months as of 10/31/2024 unless otherwise noted | IC: Integrated Circuit | FPD: Flat Panel Display

PHOTRONICS, INC.
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Phases of Photronics Revenue Growth


Phase I: 1969 – 1986
Technology Startup
Organic Growth
Mostly US
Pre-IPO
Phase II: 1986 – 2002
M&A Growth
Merchant
Consolidation
Global Expansion
Phase III: 2003 – 2017
Enter High-End Market
Form Strategic Partnerships
Invest in High-End Capability
Establish FPD Presence
Improve Balance Sheet
Phase IV: 2018 and Beyond
Leverage China 1st Mover Advantage
Long-Term Purchase Agreements
Extend Technology Leadership
Increase Market Share
Strategic Capital Allocation
Revenue ($M)
1,000
900
800
700
600
500
400
300
200
100
-
1969 ==== 1986 ==== 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
A
B
C
D

Technology inflections catalyze Future Demand:

- A G7.5 Display Substrate
- B High-End IC Memory
- C High-End IC Logic
- D G10.5+ Display Substrate, AMOLED Mobile, "Made In China 2025"

PHOTRONICS, INC.
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Compelling Investment Thesis

GLOBAL LEADER
in the merchant photomask industry

Trusted supplier due to rapid response of high-quality masks

Broad technology suite and geographic presence

POSITIVE DEMAND TRENDS
drive strategic growth investments

Semiconductor industry expansion driving design activity across all nodes

Advanced displays require additional layers and leading mask technologies

SOLID EXECUTION
driven by a culture of sustainable performance

Driving operational excellence through core competencies

Competitive advantage in industry with high barriers to entry

INVESTMENT STRATEGY
To deliver sustainable cash flow generation

Supports organic growth initiatives

Targets industry demand and technology trends

Demonstrated Success Delivering Value to Customers and Creating Value for Shareholders

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 Core Competencies Serve as Competitive Advantages  Global Footprint  Close to customer  Aligned with end markets  Flexible supply chain  Technology Leader  Process know-how  Advanced Process-of-Record  High barriers to entry  Commercial Excellence  Customer first  Trusted partner  Wafer yield enhancement  Technology roadmap enabler  Operational Excellence  Responsive delivery  High yields  Cost control  Supply chain optimization  Teamwork and execution

Long-Term Trends Driving Photomask Demand

Semiconductor: growing capacity and design activity

1. More extensive use of semiconductors **across multiple applications, driven by megatrends such as AI and IoT.**
2. **Supply chain regionalization supported by governments globally** driving investments in semiconductor fabs that creates redundant production capacity and drives photomask demand.
3. **Differentiation by design** becoming competitive factor in mainstream (ASIC) and leading-edge applications.
4. Expanding EUV adoption drives semi manufacturer **photomask outsourcing of legacy technology nodes**, increasing TAM for merchant suppliers.

Display: advanced displays driving innovation

1. Global panel makers **innovating** to win AMOLED market share.
2. Growing panel competition drives innovation and **greater mask value.**
3. AMOLED manufacturing moving to **larger G8.6 form factor**, requiring high-quality, advanced photomasks.



Innovative Designs and Manufacturing Complexity Drives Photomask Demand

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Supply Chain Regionalization Driving Global Semiconductor Investments  Concerns around national security and supply chain reliability are driving regional investments in semiconductor manufacturing.  Semiconductor fabs are capitalizing on government incentives to build capacity in US, Europe, and Asia.  Regionalization creates additional semiconductor production, increasing global demand for photomasks.  Photronics has operations in 4 of the top 5 countries for semiconductor manufacturing.  Our IC Manufacturing Footprint Aligns with Global Semiconductor Production  PLAB IC Locations  Top 5 Semiconductor Countries:  Taiwan, South Korea, Japan, China, US  Unmatched Geographic Presence Positioned to Benefit from this Trend

 Advanced Displays are Driving Innovation   Innovation and Design Complexity Favors Us as Technology Leader  AMOLED displays continue to gain market share in mobile displays, including smartphones, tablets, and PC.  Emerging panel makers releasing new AMOLED displays to gain market share against established incumbents.  Panel makers incorporating additional functionality into displays (e.g., biometric sensors), increasing value and complexity of mask set.  New form factors (e.g., flexible or rollable displays) requiring AMOLED technology continue to be introduced.  Panel makers are developing AMOLED production process to increase substrate size to G8.6, requiring larger, high-quality advanced masks.  Mini- or Micro-LED are future technologies that could drive additional mask demand across many applications.

 Clear Capital Deployment Priorities Supported by Strong Balance Sheet  $M  2024  Cash and Short-term Investments  641  Debt  18  Operating Cash Flow  261  Capital Expenditures  131  Balance Sheet Provides Resilience, Enables Growth Strategy and Shareholder Value Creation  Fund organic growth  Increase IC capacity  Maintain technical leadership  Expand capacity to support customer demand  Financial discipline to improve ROIC  Share repurchase  Repurchased 12M shares, returning $130M to shareholders since 2018  $100M remaining under current authorization  Business development initiatives  IC & FPD photomask industry, including strategic partnerships or joint ventures  Adjacencies to increase revenue diversification

 Strategic Investment Strategy Sustains Profitable Growth  17  Proven Approach to Profitably Grow Revenue, Capture Market Share, and Improve ROIC  Win market share in growing IC and FPD markets  Leverage global footprint to benefit from IC regionalization trends  Capitalize on FPD technology leadership to continue improving mix  Enter long-term purchase agreements and earn process-of-record  Improved pricing environment in high-end and mainstream IC   Dynamically align asset tool set to match end-market demand  Increasing benefit from operating leverage  GROW REVENUE IN EXCESS OF MARKET  MARGIN EXPANSION IMPROVES PROFITS  Operational Excellence  Commercial Excellence  Technology Leader  Global Footprint  WINNING THROUGH COMPETITIVE ADVANTAGES  Organic growth through high-return targeted capacity expansionEnter LTPAs to mitigate investment risk and quickly ramp revenues  STRATEGIC APPROACH TO CAPITAL INVESTMENTS

 Appendix

 Revenue by Product Group ($M)  Total may differ due to rounding  IC  FPD  Mainstream  High-End  Mainstream  High-End  Total Revenue  IC Revenue  FPD Revenue  High-End: 28nm and smaller  High-End: G10.5+, AMOLED and LTPS

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP diluted earnings per share are “non-GAAP financial measures” as such term is defined by Regulation G of the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our future on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not a measure of consolidated operating results under U.S. GAAP and should not be considered as an alternative to Net income (loss), Net income (loss) per share, or any other measure of consolidated results under U.S. GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated statement of income and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.

 Non-GAAP Financial Measures